                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08333

                             Nuveen Investment Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: July 31
                                               -------

                      Date of reporting period: January 31, 2005
                                                ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Equity Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated January
                                               31, 2005
                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]



Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

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


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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger
Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC, while the Nuveen Rittenhouse Growth Fund is sub-advised by Rittenhouse Asset Management, Inc. I urge you to take the time to read the portfolio managers' comments.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I would also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the Internet. Thousands of Nuveen Investments Fund shareholders already have signed up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

March 15, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments for the Nuveen NWQ International Value Fund

  We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc., owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the six-month period ending January 31, 2005.

--------------------------------------------------------------------------------
How did the Fund perform during the six months ended January 31, 2005?

As shown in the table on the next page, the Fund enjoyed strong performance on both an absolute and relative basis. The Fund outperformed its benchmark based on Class A shares at net asset value, the MSCI EAFE Index, as well as its peer group, the Lipper International Funds Index. We attribute the Fund's strong performance to several factors, including: a generally favorable environment for value stocks; overweighted positions in strong-performing sectors and countries, including materials, telecommunications, and Japan; and underweighted positions in the technology and financial sectors, both of which lagged on a relative basis during the period. A significant factor that also helped the Fund's performance was the U.S. dollar's decline compared to the euro, pound, yen, and other major world currencies. As the dollar lost ground, foreign equities became more valuable for domestic investors, adding greatly to the Fund's performance during the period.

What was your management strategy during the reporting period?

We continued to maintain our bottom-up stock selection approach. Our overall value investment philosophy is to try to find very cheap companies that offer some downside protection, such as a valuation trading well below a company's net asset value or a very high dividend yield, characteristics that give us confidence that an investment's reward potential is greater than its downside risk. We also look for a potential catalyst, such as a management change, an acquisition, or some other event that could convince the market to recognize a company's hidden value. Our approach depends heavily on the skills of our experienced team of analysts, whose careful research helps us determine if we should believe that a company has been unjustly overlooked by the market or if its shares are deservedly cheap.

Applying our strategy, the Fund continued to be overweighted in Japanese stocks, as it has been for several years. We found a number of inexpensively valued stocks in this market. Many Japanese companies were trading near their book value or at only slightly more than the value of the cash on their balance sheets. Increasingly, investors have come to recognize the value in many of these stocks, a trend that helped our performance during the past six months.

We also were overweighted in materials companies, which have benefited as the price of gold and other commodities have risen in recent years. Many investors have been wary of materials stocks because of a variety of concerns, such as the perception of poor corporate management or inefficient production. When we decided to invest in these stocks, we projected what we believed to be a worst-case scenario by imagining what the stocks would be worth if commodity prices fell sharply. Based on our analysis, we were comfortable establishing new positions in or adding to existing holdings in companies we believed were trading at significant discounts to their net asset values, including Lonmin, a United Kingdom-based platinum producer; Noranda, a Canadian mining and metals company; and Lihir Gold, based in Papua New Guinea though listed on Australia's stock exchange.

What were some stocks that helped the Fund's performance during the reporting period?

As we suggested, a number of the Fund's Japanese holdings performed well. For example, the portfolio was helped by a position in Fuji Photo Film, a maker of photographic film and other products. Fuji had been out of favor with investors for several reasons, in part because of the competitive threat of digital photography. However, we noted that the company's film business represented only a small part of Fuji's earnings, and that the company also makes digital cameras, photo printing equipment, and photo

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares -
 Average Annual Total Returns as of 1/31/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                               ------------------------
                                                               Since
                                    Cumulative               inception
                                     6-Month   1-Year 5-Year (12/20/99)
                                    -----------------------------------
         Nuveen NWQ
           International
           Value Fund
          A Shares at NAV               18.23% 24.45%  2.52%      4.32%
          A Shares at Offer             11.43% 17.27%  1.31%      3.12%
         Lipper International Funds
           Index/1/                     16.15% 14.22% -0.02%      0.90%
         MSCI EAFE Index/2/             16.77% 16.83%  0.13%      5.33%
         --------------------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For performance current to the most recent month-end, visit www.nuveen.com or call (800) 257-8787.

paper. Fuji recently made progress in its corporate restructuring efforts and also began buying back shares of its stock. Both trends gave investors increased confidence in Fuji's operations and ability to improve profit margins, and helped drive the company's share price higher.

Also in Japan, the Fund benefited from its position in Makita. Often called Japan's "Black & Decker," Makita is a leading maker of power tools. The company has been trading at a very cheap valuation as investors have worried about its loss of market share in the United States. Makita, however, has successfully repositioned its business away from the United States and increasingly toward Europe and China, leading to improved earnings and a recovering stock price.

In our report to shareholders six months ago, we cited Korea Electric Power, South Korea's electric utility monopoly, as a relative detractor from performance. The company performed much better during the six months covered by the reporting period. Korea Electric Power, one of the world's cheapest utility companies, with a valuation well below book value, gained as oil prices fell from their highs and as the Korean currency, the won, rose against the dollar.

What stocks detracted from results?

In a period of strong overall performance for the Fund, none of our holdings detracted significantly on an absolute basis. However, some stocks did lag compared to the portfolio's benchmark. For example, CLP Holdings, a Hong Kong electric utility, was a mediocre performer. Against a strong market backdrop for international stocks, CLP trailed on a relative basis as the company faced concerns that its next regulatory review could result in lower earnings.

Metso, a Finland-based machinery company that makes equipment for the production of paper and pulp products, also underperformed during the period. We invested in Metso because of its very inexpensive valuation. With raw material prices rising, we expected Metso's customers to increase their capital spending, adding to production capacity and improving efficiency. Such a view, however, reflected our long-term outlook, and Metso's valuation remained low during the period.

Finally, although the Fund's Japanese stocks performed favorably as a group, several did not do particularly well during the past six months. Electronic game maker Nintendo and brewer Kirin Brewery both lagged the market during the past six months on weaker-than-expected earnings.


--------------------------------------------------------------------------------

1The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds Category. The since inception data for the index represents returns for the period 12/31/99 - 1/31/05, as the returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
 Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                           Semiannual Report  Page 3

--------------------------------------------------------------------------------
  Fund Spotlight as of 1/31/05               Nuveen NWQ International Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $24.44   $23.69   $23.71   $24.52
               --------------------------------------------------
               Inception Date 12/20/99 12/20/99 12/20/99 12/20/99
               --------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 1/31/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                24.45%     17.27%
                        ------------------------------------------
                        5-Year                 2.52%      1.31%
                        ------------------------------------------
                        Since Inception        4.32%      3.12%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                23.53%     19.53%
                        ------------------------------------------
                        5-Year                 1.66%      1.47%
                        ------------------------------------------
                        Since Inception        3.45%      3.28%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                23.57%
                        ------------------------------------------
                        5-Year                 1.68%
                        ------------------------------------------
                        Since Inception        3.46%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                24.79%
                        ------------------------------------------
                        5-Year                 2.68%
                        ------------------------------------------
                        Since Inception        4.48%
                        ------------------------------------------

           Top Five Stock Holdings/1/
           KT Corporation Sponsored ADR                         3.8%
           ---------------------------------------------------------
           Barrick Gold Corporation                             3.8%
           ---------------------------------------------------------
           Swisscom AG Sponsored ADR                            3.3%
           ---------------------------------------------------------
           Shiseido Company, Limited Sponsored ADR              3.1%
           ---------------------------------------------------------
           EDP -- Electricidade de Portugal, S.A. Sponsored ADR 2.9%
           ---------------------------------------------------------

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                28.21%     20.85%
                        -------------------------------------------
                        5-Year                 3.10%      1.88%
                        -------------------------------------------
                        Since Inception        4.94%      3.72%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                27.32%     23.32%
                        -------------------------------------------
                        5-Year                 2.24%      2.05%
                        -------------------------------------------
                        Since Inception        4.06%      3.89%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                27.29%
                        -------------------------------------------
                        5-Year                 2.25%
                        -------------------------------------------
                        Since Inception        4.08%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                28.62%
                        -------------------------------------------
                        5-Year                 3.26%
                        -------------------------------------------
                        Since Inception        5.10%
                        -------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  89.6%
Repurchase Agreements     10.4%


               Portfolio Statistics
               Net Assets ($000)                          $88,300
               --------------------------------------------------
               Average Market Capitalization (Stocks) $21 billion
               --------------------------------------------------
               Number of Stocks                                39
               --------------------------------------------------
               Expense Ratio/2/                             1.56%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of January 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the six months ended January 31, 2005.

                          Semiannual Report l Page 4

  Fund Spotlight as of 1/31/05               Nuveen NWQ International Value Fund

================================================================================

                          Country Allocation/1/
                          Japan                 25.3%
                          ---------------------------
                          United Kingdom        16.7%
                          ---------------------------
                          Canada                 7.1%
                          ---------------------------
                          South Korea            6.9%
                          ---------------------------
                          Italy                  5.4%
                          ---------------------------
                          Switzerland            3.8%
                          ---------------------------
                          Netherlands            3.8%
                          ---------------------------
                          Australia              3.1%
                          ---------------------------
                          Portugal               2.9%
                          ---------------------------
                          Germany                2.9%
                          ---------------------------
                          Taiwan                 2.9%
                          ---------------------------
                          Finland                2.9%
                          ---------------------------
                          Hong Kong              2.8%
                          ---------------------------
                          South Africa           1.3%
                          ---------------------------
                          France                 0.9%
                          ---------------------------
                          Papua New Guinea       0.9%
                          ---------------------------
                          Repurchase Agreements 10.4%
                          ---------------------------


                        Sectors/1/
                        Materials                  17.2%
                        --------------------------------
                        Consumer Discretionary     16.2%
                        --------------------------------
                        Telecommunication Services 12.6%
                        --------------------------------
                        Consumer Staples           10.8%
                        --------------------------------
                        Utilities                  10.7%
                        --------------------------------
                        Energy                      8.1%
                        --------------------------------
                        Industrials                 5.7%
                        --------------------------------
                        Financials                  5.4%
                        --------------------------------
                        Information Technology      2.9%
                        --------------------------------
                        Repurchase Agreements      10.4%
                        --------------------------------

1As a percentage of total holdings as of January 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (8/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (1/31/05)    $1,182.30 $1,178.30 $1,178.10 $1,184.10   $1,017.34 $1,013.51 $1,013.51 $1,018.60
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.58 $   12.74 $   12.74 $    7.21   $    7.93 $   11.77 $   11.77 $    6.67
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.56%, 2.32%, 2.32% and 1.31% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 5

  Portfolio Manager's Comments for the Nuveen Rittenhouse Growth Fund

  We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the six-month reporting period ending January 31, 2005.

--------------------------------------------------------------------------------
How did the Fund perform during the six months ended January 31, 2005?

As shown in the table on the next page, the Fund's results (Class A shares at NAV) trailed the S&P 500 Index, Russell 1000 Growth Index and its peer group average, the Lipper Large-Cap Growth Funds Index, during the reporting period.

A significant reason for the Fund's relative underperformance was that our investment style continued to be out of favor during the past six months. We focus on high-quality, large-cap growth companies with relatively consistent earnings growth. By contrast, during the period most investors continued to favor lower quality, small-capitalization, and value stocks.

For example, in line with our management approach, the Fund maintained large weightings in the healthcare and information technology sectors, both of which offered a number of stocks meeting our investment criteria. Both of these areas of the market lagged other sectors to which we had little or no exposure, such as materials and energy, which tend to lack the consistent long-term growth characteristics that we favor for investments.

We do note that late in the reporting period, large capitalization growth stocks began performing somewhat better. While time will eventually tell, we are hoping that this recent trend may signal the beginning of a market rotation favoring long-term growth companies over cyclical growth stocks.

What was your portfolio management strategy during the past six months?

We followed the same broad strategy that has guided the Fund since its inception. We stress high-quality large-cap growth stocks that we believe may continue to generate steady earnings, year after year, and that have strong balance sheets and cash flows. We do not chase the "hot" stock of the moment. We focus on the long-term, making relatively few trades and preferring to stick with those names we have researched thoroughly and whose long-term earnings prospects we feel most confident about. Even though our growth management style has been out of favor for several years now, we continued to stick with our investment philosophy. Conditions have been difficult, but we believe that successful investing requires a disciplined long-term focus. In our view, we serve our shareholders best by sticking to our approach and awaiting a more favorable market backdrop.

As the period progressed, our optimism increased that the market environment could shift to favor stable growth stocks and away from strong-performing cyclical stocks. In recent years performance was hurt by the Fund's limited exposure to economically sensitive names and, in particular, to energy stocks. However, at turning points in the economic cycle, we have adjusted our limited exposure to what we call "growth cyclicals" in sectors such as consumer discretionary and information technology. We were less likely to pursue this strategy during the past six months because we believed that such companies could face a more challenging environment ahead.

One area in which we maintained a large portfolio weighting was the healthcare sector. We believed this area of the market provided some of the best opportunities to invest in high-quality companies with steady earnings growth potential. For example, we continued to own a position in HMO company UnitedHealth Group, a very strong performer

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 6

Class A Shares -
 Average Annual Total Returns as of 1/31/05
--------------------------------------------------------------------------------

                                                     Average Annual
                                                ------------------------
                                                                Since
                                     Cumulative               Inception
                                      6-Month   1-Year 5-Year (12/31/97)
                                     -----------------------------------
        Nuveen Rittenhouse
          Growth Fund
         A Shares at NAV                  4.94%  0.34% -5.93%      0.31%
         A Shares at Offer               -1.12% -5.43% -7.04%     -0.52%
        Lipper Large-Cap Growth
          Funds Index/1/                  7.92%  1.80% -9.61%      0.90%
        Russell 1000 Growth Index/2/      6.01%  0.70% -9.04%      1.31%
        S&P 500 Index/3/                  8.16%  6.23% -1.77%      4.35%
        ----------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For performance current to the most recent month-end, visit www.nuveen.com or call (800) 257-8787.

during the period. We also owned biotechnology and medical device stocks that we believe may be poised to deliver solid future growth.

What were some stocks that helped the Fund's performance?

As we mentioned, UnitedHealth Group (UNH) was one of the Fund's top performers. UNH continued to benefit from companies' desire to control the growth of medical expenses, the fastest-growing portion of employee compensation costs. HMOs help them manage those costs, and UNH has been particularly successful at doing so. The company benefited from continued strong earnings during the period, and we believe that earnings could remain strong if the rate of increase in medical costs continues to trend lower and helps UNH maintain its strong profit margins.

A second strong-performing stock was personal computer maker Dell. Dell, one of the positions we added to during the period, was our second-largest stock holding on January 31, 2005. Of all the Fund's technology stocks, we believe that Dell is one of the best managed. We believe it is strategically well positioned with its low-cost direct sales model, particularly given the trend towards open architecture in technology and the commoditization of the PC business. Dell continued to generate strong revenue and earnings growth during the period, helping lift the company's shares and adding to returns.

Also contributing to performance was Johnson & Johnson (J&J), a maker of healthcare products. J&J's diverse business model proved beneficial as it saw especially strong earnings growth from its medical device business, offsetting weakness in its pharmaceutical business. In addition, the company's shares rose as investors responded favorably to J&J's announced acquisition of Guidant, a maker of cardiovascular devices.

What stocks detracted from results?

A significant laggard during the past six months was Pfizer, a leading drug company we have owned for a number of years. In addition to being hurt by broad concerns surrounding the entire pharmaceutical industry, Pfizer's stock fell in September after rival Merck pulled its popular Cox-2 inhibitor pain-management drug Vioxx off the market because of cardiovascular safety concerns. Investors worried that Pfizer's popular competing offering, Celebrex, might also be taken off the market. We decided to hold on


--------------------------------------------------------------------------------

1The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                           Semiannual Report  Page 7
to our relatively large position in Pfizer, however, after carefully evaluating all of the available large-scale studies and concluding that Celebrex did not pose unusual risks. But in December and January, a couple of small-scale studies surfaced that did show some increased risk of heart problems among certain patient groups. When these studies surfaced, Pfizer's shares plummeted. Also, late in 2004, the Food and Drug Administration (FDA) announced a February panel meeting to review the safety of Cox-2 inhibitors. On learning of the FDA's involvement, we believed it was prudent to reduce the size of our position. At period end, we maintained a small holding in Pfizer and awaited the outcome of the FDA meeting. (After the end of the reporting period, on February 18, the FDA panel concluded that Celebrex was the least risky of the Cox-2 inhibitors and should remain on the market with new warning labels. Pfizer's stock rose sharply on the news.)

Two prominent technology stocks, Intel and Cisco, also were disappointments. Intel was hurt by an unexpected tech-spending slowdown during the third quarter of 2004, resulting in weaker-than-expected earnings and a declining stock price. We maintained our position in the company, however, because we remained optimistic about the company's potential earnings growth. We have owned a position in Cisco, a maker of networking communications equipment, for a number of years, because we believed the company was particularly well positioned to benefit from the convergence of voice and data communications. Although Cisco continued to report favorable earnings throughout the period, the earnings were not as strong as many investors expected, leading to a decline in the company's valuation. Nevertheless, we remained optimistic about Cisco's long-term growth potential and decided to stick with the stock, even adding to our position at lower prices.


--------------------------------------------------------------------------------



                           Semiannual Report  Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 1/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.39   $19.35   $19.36   $20.76
               --------------------------------------------------
               Inception Date 12/31/97 12/31/97 12/31/97 12/31/97
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 01/31/05

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 0.34%     -5.43%
                        -------------------------------------------
                        5-Year                -5.93%     -7.04%
                        -------------------------------------------
                        Since Inception        0.31%     -0.52%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                -0.36%     -4.35%
                        -------------------------------------------
                        5-Year                -6.63%     -6.82%
                        -------------------------------------------
                        Since Inception       -0.42%     -0.42%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                -0.36%
                        -------------------------------------------
                        5-Year                -6.63%
                        -------------------------------------------
                        Since Inception       -0.42%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                 0.63%
                        -------------------------------------------
                        5-Year                -5.70%
                        -------------------------------------------
                        Since Inception        0.57%
                        -------------------------------------------

                    Top Five Stock Holdings/1/
                    General Electric Company           4.8%
                    ---------------------------------------
                    Dell Inc.                          4.6%
                    ---------------------------------------
                    Citigroup Inc.                     4.3%
                    ---------------------------------------
                    American International Group, Inc. 4.3%
                    ---------------------------------------
                    Wal-Mart Stores, Inc.              4.2%
                    ---------------------------------------

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 3.55%     -2.40%
                        -------------------------------------------
                        5-Year                -6.19%     -7.29%
                        -------------------------------------------
                        Since Inception        0.54%     -0.31%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                 2.77%     -1.23%
                        -------------------------------------------
                        5-Year                -6.90%     -7.09%
                        -------------------------------------------
                        Since Inception       -0.21%     -0.21%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                 2.77%
                        -------------------------------------------
                        5-Year                -6.89%
                        -------------------------------------------
                        Since Inception       -0.20%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                 3.79%
                        -------------------------------------------
                        5-Year                -5.97%
                        -------------------------------------------
                        Since Inception        0.79%
                        -------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  95.1%
Repurchase Agreements      4.9%


               Portfolio Statistics
               Net Assets ($000)                         $235,566
               --------------------------------------------------
               Average Market Capitalization (Stocks) $96 billion
               --------------------------------------------------
               Number of Stocks                                37
               --------------------------------------------------
               Expense Ratio/2/                             1.49%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of January 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the six months ended January 31, 2005.

                          Semiannual Report l Page 9

  Fund Spotlight as of 1/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================


Sectors/1/
Information Technology 22.1%
----------------------------
Healthcare             20.1%
----------------------------
Consumer Staples       18.4%
----------------------------
Financials             18.3%
----------------------------
Industrials             8.6%
----------------------------
Consumer Discretionary  7.6%
----------------------------
Repurchase Agreements   4.9%
----------------------------

1As a percentage of total holdings as of January 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (8/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (1/31/05)    $1,049.40 $1,045.90 $1,045.90 $1,051.10   $1,017.69 $1,013.91 $1,013.91 $1,018.95
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.70 $   11.55 $   11.55 $    6.41   $    7.58 $   11.37 $   11.37 $    6.31
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.49%, 2.24%, 2.24% and 1.24% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 10

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
January 31, 2005

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 91.4%

        Consumer Discretionary - 16.6%

 83,192 Dai Nippon Printing Co., Ltd. Unsponsored ADR                $ 2,627,919

 69,490 Fuji Photo Film Co., Ltd. Unsponsored ADR                      2,523,182

 98,171 Makita Corporation Sponsored ADR                               1,772,968

172,500 Matsushita Electric Industrial Co., Ltd. Sponsored ADR         2,573,700

219,554 Sekisui House, Ltd. Sponsored ADR                              2,546,826

 46,746 Wacoal Corp. Sponsored ADR                                     2,585,054
--------------------------------------------------------------------------------
        Consumer Staples - 11.0%

121,500 Associated British Foods PLC Unsponsored ADR                   1,726,746

119,531 J Sainsbury plc Sponsored ADR                                  2,605,776

252,383 Kirin Brewery Company, Ltd. Sponsored ADR                      2,576,830

200,329 Shiseido Company, Limited Sponsored ADR                        2,814,622
--------------------------------------------------------------------------------
        Energy - 8.2%

 21,190 Eni S.p.A. Sponsored ADR                                       2,589,418

 48,213 Shell Transport & Trading Company plc Sponsored ADR            2,544,682

 39,939 Suncor Energy, Inc.                                            1,278,048

 20,260 Technip SA ADR                                                   854,162
--------------------------------------------------------------------------------
        Financials - 5.5%

129,350 Aegon N.V.                                                     1,755,280

 30,806 Deutsche Bank AG                                               2,618,202

  5,600 UBS AG Registered                                                455,728
--------------------------------------------------------------------------------
        Industrials - 5.8%

 43,170 BAE Systems plc Sponsored ADR                                    802,962

169,950 Metso Corporation Sponsored ADR                                2,583,240

 84,200 Tomkins plc Sponsored ADR                                      1,746,308
--------------------------------------------------------------------------------
        Information Technology - 2.9%

181,614 Nintendo Co., Ltd. ADR                                         2,588,000
--------------------------------------------------------------------------------
        Materials - 17.6%

 89,580 Alumina Limited Sponsored ADR                                  1,708,291

 35,690 AngloGold Ashanti Limited Sponsored ADR                        1,169,561

154,998 Barrick Gold Corporation                                       3,388,256

105,500 DSM NV Sponsored ADR                                           1,635,250

 48,850 Lihir Gold Ltd. Sponsored ADR #                                  786,485

 93,000 Lonmin PLC Sponsored ADR                                       1,687,429

104,000 Noranda, Inc.                                                  1,754,480

 21,500 POSCO ADR                                                        967,500

 10,543 Rio Tinto plc Sponsored ADR                                    1,324,201

 50,300 WMC Resources Limited Sponsored ADR                            1,121,690
--------------------------------------------------------------------------------
        Telecommunication Services - 12.9%

120,856 Chunghwa Telecom Co., Ltd. ADR                                 2,616,532

158,758 KT Corporation Sponsored ADR                                   3,438,698

 79,100 Swisscom AG Sponsored ADR                                      2,997,890

 72,858 Telecom Italia S.p.A., Sponsored ADR                           2,305,956

----
11

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND (continued)
January 31, 2005

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Utilities - 10.9%

     448,550 CLP Holdings Limited Sponsored ADR                           $  2,556,735

      88,646 EDP - Electricidade de Portugal, S.A. Sponsored ADR             2,630,127

     130,775 Korea Electric Power Corporation (KEPCO) Sponsored ADR          1,806,003

     107,500 United Utilities plc Sponsored ADR                              2,629,450
--------------------------------------------------------------------------------------
             Total Common Stocks (cost $66,975,991)                         80,694,187
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 10.6%

    $  9,361 State Street Bank Repurchase Agreement, 2.350%, dated           9,360,910
------------  1/31/05, due 2/01/05, repurchase price
              $9,361,521, collateralized by $7,950,000 U.S. Treasury
              Bonds, 6.000%, due 2/15/26, value $9,554,095
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $9,360,910)                   9,360,910
             ------------------------------------------------------------------------
             Total Investments (cost $76,336,901) - 102.0%                  90,055,097
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (2.0)%                        (1,754,707)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $ 88,300,390
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
12

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
January 31, 2005


                                                                           Market
 Shares Description                                                         Value
---------------------------------------------------------------------------------
        COMMON STOCKS - 95.7%

        Consumer Discretionary - 7.7%

127,000 Bed Bath & Beyond Inc. #                                     $  5,116,830

108,000 Lowe's Companies, Inc.                                          6,154,920

 30,000 Omnicom Group Inc.                                              2,546,700

 83,000 Target Corporation                                              4,213,910
---------------------------------------------------------------------------------
        Consumer Staples - 18.5%

120,000 Anheuser-Busch Companies, Inc.                                  5,901,600

150,000 Colgate-Palmolive Company                                       7,881,000

124,000 PepsiCo, Inc.                                                   6,658,800

116,000 Procter & Gamble Company                                        6,174,680

199,000 Sysco Corporation                                               6,959,030

190,000 Wal-Mart Stores, Inc.                                           9,956,000
---------------------------------------------------------------------------------
        Financials - 18.5%

100,000 AFLAC Incorporated                                              3,951,000

154,000 American International Group, Inc.                             10,208,660

120,000 Bank of New York Company, Inc.                                  3,565,200

209,000 Citigroup Inc.                                                 10,251,450

139,000 MBNA Corporation                                                3,694,620

 96,000 Morgan Stanley                                                  5,372,160

105,000 Wells Fargo & Company                                           6,436,500
---------------------------------------------------------------------------------
        Healthcare - 20.2%

139,000 Amgen Inc. #                                                    8,651,360

145,000 Johnson & Johnson                                               9,381,500

 80,000 Eli Lilly and Company                                           4,339,200

 55,000 Medco Health Solutions, Inc. #                                  2,341,350

153,000 Medtronic, Inc.                                                 8,030,970

135,000 Pfizer Inc.                                                     3,261,600

 86,000 Stryker Corporation                                             4,226,040

 49,000 UnitedHealth Group Incorporated                                 4,356,100

 40,000 Zimmer Holdings, Inc. #                                         3,154,000
---------------------------------------------------------------------------------
        Industrials - 8.7%

315,000 General Electric Company                                       11,380,950

 72,000 3M Co.                                                          6,073,920

 30,000 United Technologies Corporation                                 3,020,400
---------------------------------------------------------------------------------
        Information Technology - 22.1%

382,000 Cisco Systems, Inc. #                                           6,891,280

260,000 Dell Inc. #                                                    10,857,600

272,000 Intel Corporation                                               6,106,400

 85,000 International Business Machines Corporation (IBM)               7,940,700

 85,000 Linear Technology Corporation                                   3,207,900

338,000 Microsoft Corporation                                           8,882,640

351,000 Oracle Corporation #                                            4,833,270

150,000 Texas Instruments Incorporated                                  3,481,500
---------------------------------------------------------------------------------
        Total Common Stocks (cost $236,228,722)                       225,461,740
        ------------------------------------------------------------------------

----
13

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND (continued)
January 31, 2005

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 4.9%

     $11,622 State Street Bank Repurchase Agreement, 2.350%, dated        $ 11,622,108
------------  1/31/05, due 2/01/05, repurchase price
              $11,622,867, collateralized by $12,100,000 U.S. Treasury
              Bonds, 3.625%, due 5/15/13, value $11,858,000
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $11,622,108)                 11,622,108
             ------------------------------------------------------------------------
             Total Investments (cost $247,850,830) - 100.6%                237,083,848
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.6)%                        (1,517,354)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $235,566,494
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
14

Statement of Assets and Liabilities (Unaudited)
January 31, 2005

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $66,975,991 and $236,228,722, respectively) $ 80,694,187  $225,461,740
Repurchase agreements (at cost, which approximates market value)                  9,360,910    11,622,108
Receivables:
  Dividends and interest                                                            355,670       102,009
  Investments sold                                                                  934,417            --
  Reclaims                                                                           32,329            --
  Shares sold                                                                     1,227,773        59,458
Other assets                                                                            192        91,051
----------------------------------------------------------------------------------------------------------
    Total assets                                                                 92,605,478   237,336,366
----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                           4,089,057            --
  Shares redeemed                                                                    52,455     1,044,348
Accrued expenses:
  Management fees                                                                    73,016       170,628
  12b-1 distribution and service fees                                                20,879       160,100
  Other                                                                              69,681       394,796
----------------------------------------------------------------------------------------------------------
    Total liabilities                                                             4,305,088     1,769,872
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 88,300,390  $235,566,494
----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                     $ 29,035,412  $ 46,940,134
Shares outstanding                                                                1,188,100     2,301,682
Net asset value per share                                                      $      24.44  $      20.39
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                              $      25.93  $      21.63
----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     $  7,393,212  $ 98,845,669
Shares outstanding                                                                  312,028     5,109,532
Net asset value and offering price per share                                   $      23.69  $      19.35
----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                     $ 11,875,312  $ 74,056,692
Shares outstanding                                                                  500,794     3,825,840
Net asset value and offering price per share                                   $      23.71  $      19.36
----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                     $ 39,996,454  $ 15,723,999
Shares outstanding                                                                1,630,870       757,591
Net asset value and offering price per share                                   $      24.52  $      20.76
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $ 87,263,495  $333,387,026
Undistributed (Over-distribution of) net investment income                         (108,986)       11,014
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                 (12,576,333)  (87,064,564)
Net unrealized appreciation (depreciation) of investments                        13,718,196   (10,766,982)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    4,018            --
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 88,300,390  $235,566,494
----------------------------------------------------------------------------------------------------------

----
15

                                See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended January 31, 2005

                                                                                                       NWQ
                                                                                             International   Rittenhouse
                                                                                                     Value        Growth
------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $57,952 and $0, respectively)                         $  493,786  $ 2,587,675
Interest                                                                                            45,020       59,896
------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                            538,806    2,647,571
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                    296,624    1,076,801
12b-1 service fees - Class A                                                                        16,353       63,889
12b-1 distribution and service fees - Class B                                                       30,949      542,003
12b-1 distribution and service fees - Class C                                                       42,580      408,301
Shareholders' servicing agent fees and expenses                                                     26,101      387,196
Custodian's fees and expenses                                                                       13,904       34,746
Trustees' fees and expenses                                                                            752        3,242
Professional fees                                                                                    4,557       20,404
Shareholders' reports - printing and mailing expenses                                                4,148       65,246
Federal and state registration fees                                                                 24,977       22,139
Other expenses                                                                                         905       12,605
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                         461,850    2,636,572
  Custodian fee credit                                                                                (763)         (15)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                      461,087     2,636,557
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                               77,719       11,014
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                                               1,540,629    5,611,484
Net change in unrealized appreciation (depreciation) of investments                              6,914,945    6,079,862
Net change in unrealized appreciation (deprecation) on translation of assets and liabilities
 denominated in foreign currencies                                                                  (4,970)          --
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                 8,450,604   11,691,346
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      $8,528,323  $11,702,360
------------------------------------------------------------------------------------------------------------------------





                                See accompanying notes to financial statements.

----
16

Statement of Changes in Net Assets (Unaudited)


                                                     NWQ International Value         Rittenhouse Growth
                                                   --------------------------   ---------------------------
                                                      Six Months    Year Ended     Six Months     Year Ended
                                                   Ended 1/31/05       7/31/04  Ended 1/31/05        7/31/04
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                         $    77,719  $   364,587    $     11,014  $ (2,572,777)
Net realized gain (loss):
 Investments                                           1,540,629    3,878,537       5,611,484    (4,015,943)
 Foreign currencies                                           --         (669)             --            --
Net change in unrealized appreciation
 (depreciation) of investments                         6,914,945    3,852,472       6,079,862    21,291,257
Net change in unrealized appreciation
 (depreciation) on translation of assets and
 liabilities denominated in foreign currencies            (4,970)       2,248              --            --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             8,528,323    8,097,175      11,702,360    14,702,537
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                (168,976)     (40,994)             --            --
 Class B                                                  (5,553)     (14,578)             --            --
 Class C                                                  (8,267)     (14,836)             --            --
 Class R                                               (353,485)     (198,532)             --            --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                          (536,281)     (268,940)             --            --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                          44,660,899    8,798,677       5,261,201    21,115,748
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                    339,420       92,264              --            --
-------------------------------------------------------------------------------------------------------------
                                                      45,000,319    8,890,941       5,261,201    21,115,748
Cost of shares redeemed                               (2,490,680)  (4,705,416)    (52,583,243)  (83,628,277)
Redemption fees                                            2,748        9,050              --            --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  42,512,387     4,194,575    (47,322,042)   (62,512,529)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 50,504,429   12,022,810     (35,619,682)  (47,809,992)
Net assets at the beginning of period                 37,795,961    25,773,151    271,186,176    318,996,168
-------------------------------------------------------------------------------------------------------------
Net assets at the end of period                      $88,300,390  $37,795,961    $235,566,494  $271,186,176
-------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period              $  (108,986) $   349,576    $     11,014  $         --
-------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
17

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 13, 2003, NWQ International Value acquired all of the net assets of Nuveen European Value Fund ("European Value") pursuant to a plan of reorganization previously approved by the shareholders of European Value. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of NWQ International Value for the outstanding Class A, B, C and R Shares of European Value, respectively. European Value's net assets of $6,358,876 at that date included $741,833 of net unrealized appreciation which was combined with that of NWQ International Value. The combined net assets of NWQ International Value immediately after the acquisition were $25,666,987.

After the close of business on July 28, 2003, Rittenhouse Growth acquired all of the net assets of Nuveen Innovation Fund ("Innovation") pursuant to a plan of reorganization previously approved by the shareholders of Innovation. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of Rittenhouse Growth for the outstanding Class A, B, C and R Shares of Innovation, respectively. Innovation's net assets of $21,232,852 at that date included $1,587,425 of net unrealized appreciation which was combined with that of Rittenhouse Growth. The combined net assets of Rittenhouse Growth immediately after the acquisition were $322,478,740.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At January 31, 2005, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


----
18

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

NWQ International Value imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the six months ended January 31, 2005, $2,748 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the six months ended January 31, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.



----
19

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             NWQ International Value
                                                  ---------------------------------------------
                                                     Six Months Ended              Year Ended
                                                          1/31/05                   7/31/04
                                                  ----------------------     ---------------------
                                                      Shares          Amount    Shares       Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           948,915     $22,683,928   122,676  $ 2,409,109
  Class B                                            64,704       1,483,000    51,471      972,566
  Class C                                           226,665       5,125,302   151,074    2,888,459
  Class R                                           655,888      15,368,669   130,486    2,528,543
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             5,351         133,515     1,204       23,614
  Class B                                               116           2,804       395        7,536
  Class C                                               137           3,320       238        4,548
  Class R                                             7,982         199,781     2,874       56,566
---------------------------------------------------------------------------------------------------
                                                  1,909,758      45,000,319   460,418    8,890,941
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (34,221)       (791,360)  (99,345)  (1,877,747)
  Class B                                           (19,996)       (438,750)  (30,537)    (582,439)
  Class C                                           (30,460)       (702,611) (104,436)  (1,930,169)
  Class R                                           (23,344)       (557,959)  (15,777)    (315,061)
Redemption fees:
  Class A                                                --           2,347        --        7,626
  Class B                                                --              51        --          246
  Class C                                                --              78        --          260
  Class R                                                --             272        --          918
---------------------------------------------------------------------------------------------------
                                                   (108,021)     (2,487,932) (250,095)  (4,696,366)
---------------------------------------------------------------------------------------------------
Net increase                                      1,801,737     $42,512,387   210,323  $ 4,194,575
---------------------------------------------------------------------------------------------------



----
20

                                        Rittenhouse Growth
                        --------------------------------------------------
                            Six Months Ended             Year Ended
                                 1/31/05                   7/31/04
                        ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
---------------------------------------------------------------------------
Shares sold:
  Class A                  104,097  $  2,045,338     331,301  $  6,500,213
  Class B                   29,357       552,871     188,467     3,532,522
  Class C                   88,450     1,680,986     328,634     6,225,739
  Class R                   48,465       982,006     238,518     4,857,274
---------------------------------------------------------------------------
                           270,369     5,261,201   1,086,920    21,115,748
---------------------------------------------------------------------------
Shares redeemed:
  Class A                 (571,472)  (11,366,186) (1,051,952)  (20,738,821)
  Class B               (1,133,083)  (21,461,534) (1,691,798)  (31,990,370)
  Class C                 (928,398)  (17,631,929) (1,469,756)  (27,718,410)
  Class R                 (103,729)   (2,123,594)   (159,183)   (3,180,676)
---------------------------------------------------------------------------
                        (2,736,682)  (52,583,243) (4,372,689)  (83,628,277)
---------------------------------------------------------------------------
Net increase (decrease) (2,466,313) $(47,322,042) (3,285,769) $(62,512,529)
---------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales of common stocks for the six months ended January 31, 2005, were as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Purchases                                            $45,417,814 $32,163,608
Sales                                                  7,699,322  81,827,035
----------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2005, the cost of investments was as follows:

                                                             NWQ
                                                   International  Rittenhouse
                                                           Value       Growth
-----------------------------------------------------------------------------
Cost of investments                                  $76,426,838 $247,891,773
-----------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2005, were as follows:

                                                             NWQ
                                                   International    Rittenhouse
                                                           Value         Growth
-------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                                        $13,871,344  $ 18,772,936
 Depreciation                                           (243,085)  (29,580,861)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                         $13,628,259  $(10,807,925)
-------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at July 31, 2004, the Funds' last fiscal year end, were as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Undistributed net ordinary income*                      $349,516       $  --
Undistributed net long-term capital gains                     --          --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.


----
21

The tax character of distributions paid during the fiscal year ended July 31, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                             NWQ
                                                   International
                                                           Value
----------------------------------------------------------------
Distributions from net ordinary income*                 $269,000
Distributions from net long-term capital gains                --
----------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Rittenhouse Growth made no distributions from net ordinary income or net long-term capital gains during the fiscal year ended July 31, 2004.

At July 31, 2004, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Expiration year:
 2008                                                $        -- $   952,628
 2009                                                         --          --
 2010                                                 12,154,550  15,924,419
 2011                                                    174,656  57,624,742
 2012                                                         --  10,576,244
----------------------------------------------------------------------------
Total                                                $12,329,206 $85,078,033
----------------------------------------------------------------------------

At July 31, 2004, the Funds' last fiscal year end, NWQ International Value and Rittenhouse Growth, as the successors of the reorganizations with European Value and Innovation, respectively, had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any.

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Expiration year:
 2008                                                 $       --  $3,779,448
 2009                                                    906,727     944,862
 2010                                                    791,093     944,862
----------------------------------------------------------------------------
                                                      $1,697,820  $5,669,172
----------------------------------------------------------------------------

Rittenhouse Growth elected to defer net realized losses from investments and currency transactions incurred from November 1, 2003 through July 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $1,887,901 were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor, and its affiliates. This fee structure separates each fund's management fee into two components--a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .009% as of February 28, 2005.


----
22

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                    NWQ
                                          International  Rittenhouse
                                                  Value       Growth
                                             Fund-Level   Fund-Level
           Average Daily Net Assets            Fee Rate     Fee Rate
           ----------------------------------------------------------
           For the first $125 million             .8500%       .6500%
           For the next $125 million              .8375        .6375
           For the next $250 million              .8250        .6250
           For the next $500 million              .8125        .6125
           For the next $1 billion                .8000        .6000
           For net assets over $2 billion         .7750        .5750
           ----------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
                                                  Management   Management
      Average Daily Net Assets                      Fee Rate     Fee Rate
      --------------------------------------------------------------------
      For the first $125 million                      1.0500%       .8500%
      For the next $125 million                       1.0375        .8375
      For the next $250 million                       1.0250        .8250
      For the next $500 million                       1.0125        .8125
      For the next $1 billion                         1.0000        .8000
      For net assets over $2 billion                   .9750        .7750
      --------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective August 1, 2003, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and


----
23
extraordinary expenses) from exceeding 1.30% of the average daily net assets. As part of the reorganization of Innovation, the Adviser agreed to waive an additional .05% of Rittenhouse Growth's management fees or reimburse certain operating expenses through July 31, 2004.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended January 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                   NWQ
                                         International Rittenhouse
                                                 Value      Growth
              ----------------------------------------------------
              Sales charges collected         $129,504     $13,441
              Paid to authorized dealers        14,767       1,597
              ----------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended January 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                               NWQ
                                     International Rittenhouse
                                             Value      Growth
                 ---------------------------------------------
                 Commission advances       $79,298     $29,599
                 ---------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                               NWQ
                                     International Rittenhouse
                                             Value      Growth
                 ---------------------------------------------
                 12b-1 fees retained       $44,751    $439,770
                 ---------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2005, as follows:

                                            NWQ
                                  International Rittenhouse
                                          Value      Growth
                    ---------------------------------------
                    CDSC retained       $15,670    $448,579
                    ---------------------------------------

At January 31, 2005, Nuveen owned 1,289 shares of Class A, 1,318 shares of Class B, 1,318 shares of Class C, and 646,183 shares of Class R of NWQ International Value. At January 31, 2005, the Distributor owned 1,250 shares of each of NWQ International Value's Class A, B and C. At January 31, 2005, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R.

6. Subsequent Event

Recently, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen. This divestiture could take the form of a sale by The St. Paul Travelers Companies, Inc. of its interest in Nuveen to another party or the form of the sale of its interest to the public in a registered, broadly disseminated offering. Any resulting divestiture could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM and the investment sub-advisory agreements between NAM and NWQ and Rittenhouse, which would result in the automatic termination of each agreement. The Board of Trustees thereupon may consider both an interim investment management agreement and interim investment sub-advisory agreements (as permitted under the 1940
Act) and new ongoing investment management and investment sub-advisory agreements. If approved by the Board, the new ongoing agreements would be presented to the Funds' shareholders for approval, and would take effect upon such approval. There can be no assurance that these approvals will be obtained.



----
24

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE





                                         Net         Net
                         Beginning   Invest-   Realized/              Net                            Ending
                               Net      ment  Unrealized          Invest-                               Net
Year Ended                   Asset    Income        Gain             ment  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  Income    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2005(f)                    $20.82     $ .06      $ 3.74  $ 3.80    $(.18)     $-- $(.18)       $ -- $24.44     18.23%
 2004                        16.01       .24        4.72    4.96     (.18)      --  (.18)        .03  20.82     31.21
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
 2000(e)                     20.00      (.15)       3.08    2.93       --       --    --          --  22.93     14.65
Class B (12/99)
 2005(f)                     20.13      (.06)       3.64    3.58     (.02)      --  (.02)         --  23.69     17.83
 2004                        15.53       .08        4.58    4.66     (.06)      --  (.06)         --  20.13     30.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.25)       3.07    2.82       --       --    --          --  22.82     14.10
Class C (12/99)
 2005(f)                     20.14      (.05)       3.64    3.59     (.02)      --  (.02)         --  23.71     17.81
 2004                        15.55       .08        4.57    4.65     (.06)      --  (.06)         --  20.14     29.96
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.24)       3.06    2.82       --       --    --          --  22.82     14.10
Class R (12/99)
 2005(f)                     20.91       .06        3.78    3.84     (.23)      --  (.23)         --  24.52     18.41
 2004                        16.10       .28        4.75    5.03     (.22)      --  (.22)         --  20.91     31.31
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
 2000(e)                     20.00      (.12)       3.08    2.96       --       --    --          --  22.96     14.80
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                      Ratios/Supplemental Data
                         --------------------------------------------------------------------------------
                                    Before Credit/           After            After Credit/
                                    Reimbursement       Reimbursement(c)     Reimbursement(d)
NWQ INTERNATIONAL VALUE          ------------------   ------------------   ------------------
                                              Ratio                Ratio                Ratio
                                             of Net               of Net               of Net
                                            Invest-              Invest-              Invest-
                                               ment                 ment                 ment
                                 Ratio of    Income   Ratio of    Income   Ratio of    Income
                                 Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                          Ending       to        to         to        to         to        to
                             Net  Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                Assets      Net       Net        Net       Net        Net       Net    Turnover
July 31,                   (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------------
Class A (12/99)
 2005(f)                 $29,035     1.56%*     .55%*     1.56%*     .55%*     1.56%*     .55%*        15%
 2004                      5,580     1.74      1.24       1.74      1.24       1.74      1.25          41
 2003                      3,898     2.45       .74       1.75      1.43       1.73      1.46         172**
 2002                      4,011     1.83      (.84)      1.83      (.84)      1.76      (.77)        183
 2001                      7,551     2.12      (.99)      2.12      (.98)      2.05      (.92)        224
 2000(e)                  10,676     2.66*    (1.90)*     1.82*    (1.05)*     1.75*     (.99)*       111
Class B (12/99)
 2005(f)                   7,393     2.32*     (.53)*     2.32*     (.53)*     2.32*     (.53)*        15
 2004                      5,378     2.50       .42       2.50       .42       2.49       .43          41
 2003                      3,819     3.16       .13       2.50       .80       2.46       .83         172**
 2002                      2,586     2.60     (1.59)      2.60     (1.59)      2.53     (1.52)        183
 2001                      4,741     2.87     (1.79)      2.86     (1.78)      2.79     (1.71)        224
 2000(e)                   6,435     3.41*    (2.61)*     2.57*    (1.76)*     2.50*    (1.70)*       111
Class C (12/99)
 2005(f)                  11,875     2.32*     (.49)*     2.32*     (.49)*     2.32*     (.49)*        15
 2004                      6,133     2.50       .44       2.50       .44       2.49       .44          41
 2003                      4,004     3.19      (.05)      2.50       .63       2.48       .66         172**
 2002                      4,667     2.58     (1.53)      2.58     (1.53)      2.51     (1.46)        183
 2001                      7,048     2.86     (1.72)      2.86     (1.72)      2.79     (1.65)        224
 2000(e)                   6,925     3.40*    (2.58)*     2.58*    (1.75)*     2.51*    (1.69)*       111
Class R (12/99)
 2005(f)                  39,996     1.32*      .55*      1.32*      .55*      1.31*      .55*         15
 2004                     20,705     1.49      1.44       1.49      1.44       1.49      1.44          41
 2003                     14,051     2.17      1.22       1.50      1.90       1.46      1.93         172**
 2002                      8,367     1.56      (.48)      1.56      (.48)      1.49      (.41)        183
 2001                     10,325     1.87      (.79)      1.86      (.78)      1.79      (.71)        224
 2000(e)                  14,265     2.58*    (1.99)*     1.50*     (.90)*     1.43*     (.84)*       111
-----------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of European Value of
   $4,173,965 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(f)For six months ended January 31, 2005.




                                See accompanying notes to financial statements.

----
25

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                              -----------------------------  ----------------------


RITTENHOUSE GROWTH





                                                    Net         Net
                                    Beginning   Invest-   Realized/              Net                 Ending
                                          Net      ment  Unrealized          Invest-                    Net
                                        Asset    Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains   Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005(e)                               $19.43     $ .05      $  .91  $  .96      $--   $  --  $  --  $20.39      4.94%
 2004                                   18.53      (.06)        .96     .90       --      --     --   19.43      4.86
 2003                                   17.48      (.07)       1.12    1.05       --      --     --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10      (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
Class B (12/97)
 2005(e)                                18.50      (.02)        .87     .85       --      --     --   19.35      4.59
 2004                                   17.78      (.19)        .91     .72       --      --     --   18.50      4.05
 2003                                   16.89      (.19)       1.08     .89       --      --     --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82      (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
Class C (12/97)
 2005(e)                                18.51      (.02)        .87     .85       --      --     --   19.36      4.59
 2004                                   17.79      (.19)        .91     .72       --      --     --   18.51      4.05
 2003                                   16.90      (.19)       1.08     .89       --      --     --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84      (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
Class R (12/97)
 2005(e)                                19.75       .08         .93    1.01       --      --     --   20.76      5.11
 2004                                   18.79        --         .96     .96       --      --     --   19.75      5.11
 2003                                   17.68      (.02)       1.13    1.11       --      --     --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22      (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------------
                                                Before Credit/           After            After Credit/
                                                Reimbursement       Reimbursement(c)     Reimbursement(d)
RITTENHOUSE GROWTH                           ------------------   ------------------   ------------------
                                                          Ratio                Ratio                Ratio
                                                         of Net               of Net               of Net
                                                        Invest-              Invest-              Invest-
                                                           ment                 ment                 ment
                                             Ratio of    Income   Ratio of    Income   Ratio of    Income
                                             Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                      Ending       to        to         to        to         to        to
                                         Net  Average   Average    Average   Average    Average   Average   Portfolio
                                      Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended July 31,                    (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005(e)                            $ 46,940     1.51%*     .54%*     1.51%*     .54%*     1.51%*     .54%*        13%
 2004                                 53,804     1.48      (.33)      1.43      (.28)      1.43      (.28)         19
 2003                                 64,680     1.57      (.41)      1.57      (.41)      1.57      (.41)         27**
 2002                                 64,914     1.45      (.58)      1.45      (.58)      1.45      (.58)         27
 2001                                106,264     1.35      (.50)      1.35      (.50)      1.35      (.50)         35
 2000                                121,610     1.37      (.47)      1.35      (.45)      1.35      (.45)         28
Class B (12/97)
 2005(e)                              98,846     2.26*     (.20)*     2.26*     (.20)*     2.26*     (.20)*        13
 2004                                114,954     2.23     (1.09)      2.18     (1.04)      2.18     (1.04)         19
 2003                                137,213     2.32     (1.16)      2.32     (1.16)      2.32     (1.16)         27**
 2002                                145,947     2.20     (1.33)      2.20     (1.33)      2.20     (1.33)         27
 2001                                239,203     2.10     (1.26)      2.10     (1.26)      2.10     (1.25)         35
 2000                                287,993     2.13     (1.23)      2.10     (1.20)      2.10     (1.20)         28
Class C (12/97)
 2005(e)                              74,057     2.26*     (.20)*     2.26*     (.20)*     2.26*     (.20)*        13
 2004                                 86,376     2.23     (1.09)      2.18     (1.04)      2.18     (1.04)         19
 2003                                103,318     2.32     (1.16)      2.32     (1.16)      2.32     (1.16)         27**
 2002                                104,626     2.20     (1.33)      2.20     (1.33)      2.20     (1.33)         27
 2001                                167,272     2.10     (1.25)      2.10     (1.25)      2.10     (1.25)         35
 2000                                190,520     2.13     (1.23)      2.10     (1.20)      2.10     (1.20)         28
Class R (12/97)
 2005(e)                              15,724     1.26*      .80*      1.26*      .80*      1.26*      .80*         13
 2004                                 16,052     1.23      (.07)      1.17      (.02)      1.17      (.02)         19
 2003                                 13,785     1.31      (.14)      1.31      (.14)      1.31      (.14)         27**
 2002                                 29,977     1.20      (.34)      1.20      (.34)      1.20      (.34)         27
 2001                                 40,995     1.10      (.25)      1.10      (.25)      1.10      (.25)         35
 2000                                 49,256     1.12      (.21)      1.10      (.19)      1.10      (.19)         28
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of Innovation of
   $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For six months ended January 31, 2005.



                                See accompanying notes to financial statements.

----
26

                                     Notes

--------------------------------------------------------------------------------
27

                                     Notes

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
  Fund Information
================================================================================

Fund Manager                       Legal Counsel              Transfer Agent and
Nuveen Asset Management*           Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive              Chicago, IL                Boston Financial
Chicago, IL 60606                                             Data Services, Inc.
                                   Independent Registered     Nuveen Investor Services
Sub-Advisers                       Public Accounting Firm     P.O. Box 8530
NWQ Investment Management          PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                       Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067              Custodian
Rittenhouse Asset Management, Inc. State Street Bank & Trust
Five Radnor Corporate Center       Boston, MA
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
29

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-GRW-0105D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date April 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date April 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date April 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.